                                                                    EXHIBIT 99.1

                        [VERITAS SOFTWARE LETTERHEAD]

FOR IMMEDIATE RELEASE

               VERITAS(R) SOFTWARE REPORTS SECOND QUARTER RESULTS;
                 REVENUE UP 42% TO $390 MILLION FOR THE QUARTER

                      Pro forma Earnings Per Share up 46%.

MOUNTAIN VIEW, CALIF. - JULY 17, 2001 - VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for its second quarter ended June 30, 2001. The Company achieved second quarter revenue of $390 million, an increase of 42% over last year's second quarter revenue of $275 million. Pro forma net income, excluding purchase accounting adjustments, increased to $80 million in the second quarter from $57 million for the same period in the prior year, a 41% increase. Diluted pro forma net income per share for the second quarter was $0.19, up 46% from $0.13 for the same period last year.

For the six-month period ended June 30, 2001 and 2000, VERITAS Software had revenue of $778 million and $520 million, respectively, a 50% year-over-year increase. Pro forma net income increased to $167 million from $109 million in the prior period, a 54% increase. Pro forma diluted net income per share was $0.40, compared with $0.25 for the same period last year, a 60% increase.

 "VERITAS' software products and services allow our customers to maximize the return on their storage investments and leverage their data - helping them more effectively manage their business during these difficult economic times," said Gary Bloom, chief executive officer and president, VERITAS Software. "By helping our customers meet their critical IT requirements, we delivered industry leading growth rates despite the weak economic environment. While we anticipate completing the second half of the year as one of the growth leaders in the technology sector, we are changing our prior guidance of 35-50% annual revenue growth to a new range of 25-35% to reflect the weakness in the economy."

"Our results for the quarter were exceptional by all financial measures and the strong results in our consulting business are a great leading indicator of future spending intentions by our customers," said Ken Lonchar, executive vice president and chief financial officer, VERITAS Software. "Our financial position has never been better. We demonstrated great cash generation during the quarter, with our cash position increasing to $1.5 billion, an increase of over $125 million from March 31, 2001. Financially, we are extremely well positioned and will continue investing in people and infrastructure to grow our business, increase our market penetration, and gain share from our competitors."


                                     -more-
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VERITAS Software Q4'00 Earnings Release
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For the second quarter, on an as-reported basis with purchase accounting adjustments for acquisitions, VERITAS Software reported a net loss of $129 million, or $0.32 per share, compared with a net loss of $172 million, or $0.43 per share for the prior period. Purchase accounting amortization amounted to $237 million in the current quarter and $235 million in last year's second quarter. The Company's as-reported net loss for the six-month period ended June 30, 2001 was $285 million, or $0.72 per share, compared with $347 million or $0.87 per share for the same period in the prior year.

The Company includes a financial table with its earnings release: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments.

The Company will host a conference call on Tuesday, July 17 at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to discuss its results. The conference call will be broadcast live via the Internet at www.veritas.com and www.nasdaq.com. The conference call will also be available live in a listen-only format at 913-981-5581. A replay will be available until July 24, 2001 at 888-203-1112, replay code: 458470.

ABOUT VERITAS SOFTWARE

VERITAS Software Corporation (Nasdaq:VRTS) provides essential data availability software solutions that enable customers to protect and access their business-critical data for Business Without Interruption(TM). The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 527-8000. Fax: (650) 527-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com.

                                       ###
FOR FURTHER INFORMATION CONTACT:

Ken Lonchar, Executive Vice President and CFO, VERITAS Software
(650) 527-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software
(650) 527-4047, dave.galiotto@veritas.com

Jean Kondo, Senior Manager Corporate Public Relations, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

This press release may include estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the risk that we may not gain market acceptance of our products and services, the risk that we will not be able to maintain the quality of our end-user customer and partnering relationships, and the risk that we will not be able to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

VERITAS Software Q4'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                 JUNE 30,                        JUNE 30,
                                                        -------------------------       -------------------------
                                                          2001             2000           2001            2000
                                                        ---------       ---------       ---------       ---------
Net revenue:
  User license fees ..............................      $ 293,680       $ 224,851       $ 602,697       $ 429,167
  Services .......................................         96,543          50,585         174,967          90,909
                                                        ---------       ---------       ---------       ---------
     TOTAL NET REVENUE ...........................        390,223         275,436         777,664         520,076
COST OF REVENUE:

  User license fees ..............................          9,711           8,199          20,379          19,977
  Services .......................................         34,361          20,165          66,031          38,464
                                                        ---------       ---------       ---------       ---------
     TOTAL COST OF REVENUE .......................         44,072          28,364          86,410          58,441
                                                        ---------       ---------       ---------       ---------
GROSS PROFIT .....................................        346,151         247,072         691,254         461,635
OPERATING EXPENSES:

  Selling and marketing ..........................        145,716         106,109         288,521         193,692
  Research and development .......................         59,881          39,205         116,106          74,318
  General and administrative .....................         28,486          17,595          54,390          32,506
                                                        ---------       ---------       ---------       ---------
     TOTAL OPERATING EXPENSES ....................        234,083         162,909         459,017         300,516
                                                        ---------       ---------       ---------       ---------
Income from operations ...........................        112,068          84,163         232,237         161,119
Interest and other income, net ...................         17,212          12,777          35,840          24,040
Interest expense .................................         (7,325)         (7,525)        (14,295)        (15,048)
                                                        ---------       ---------       ---------       ---------
Income before income taxes .......................        121,955          89,415         253,782         170,111
Provision for income taxes .......................         41,465          32,189          86,286          61,240
                                                        ---------       ---------       ---------       ---------
PRO FORMA NET INCOME .............................      $  80,490       $  57,226       $ 167,496       $ 108,871
                                                        =========       =========       =========       =========
PRO FORMA NET INCOME PER SHARE - BASIC ...........      $    0.20       $    0.14       $    0.42       $    0.27
                                                        =========       =========       =========       =========
PRO FORMA NET INCOME PER SHARE - DILUTED .........      $    0.19       $    0.13       $    0.40       $    0.25
                                                        =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - BASIC .....        398,017         400,787         396,432         397,645
                                                        =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED ...        420,919         437,653         420,442         437,457
                                                        =========       =========       =========       =========


The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments. Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, in-process research and development costs, acquisition and restructuring costs, and related adjustments for income tax provisions.
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VERITAS Software Q4'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                               THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                   JUNE 30,                        JUNE 30,
                                                           -------------------------       -------------------------
                                                              2001           2000            2001            2000
                                                           ---------       ---------       ---------       ---------
Net revenue:
  User license fees .................................      $ 293,680       $ 224,851       $ 602,697       $ 429,167
  Services ..........................................         96,543          50,585         174,967          90,909
                                                           ---------       ---------       ---------       ---------
     TOTAL NET REVENUE ..............................        390,223         275,436         777,664         520,076
COST OF REVENUE:
  User license fees .................................          9,711           8,199          20,379          19,977
  Services ..........................................         34,361          20,165          66,031          38,464
  Amortization of developed technology ..............         15,713          15,553          31,504          30,948
                                                           ---------       ---------       ---------       ---------
     TOTAL COST OF REVENUE ..........................         59,785          43,917         117,914          89,389
                                                           ---------       ---------       ---------       ---------
GROSS PROFIT ........................................        330,438         231,519         659,750         430,687
OPERATING EXPENSES:
  Selling and marketing .............................        145,716         106,109         288,521         193,692
  Research and development ..........................         59,881          39,205         116,106          74,318
  General and administrative ........................         28,486          17,595          54,390          32,506
  Amortization of goodwill and other intangibles ....        221,743         219,758         442,969         439,517
                                                           ---------       ---------       ---------       ---------
     TOTAL OPERATING EXPENSES .......................        455,826         382,667         901,986         740,033
                                                           ---------       ---------       ---------       ---------
Loss from operations ................................       (125,388)       (151,148)       (242,236)       (309,346)
Interest and other income, net ......................         17,212          12,777          35,840          24,040
Interest expense ....................................         (7,325)         (7,525)        (14,295)        (15,048)
                                                           ---------       ---------       ---------       ---------
Loss before income taxes ............................       (115,501)       (145,896)       (220,691)       (300,354)
Provision for income taxes ..........................         13,475          26,445          64,384          46,370
                                                           ---------       ---------       ---------       ---------
NET LOSS ............................................      $(128,976)      $(172,341)      $(285,075)      $(346,724)
                                                           =========       =========       =========       =========
NET LOSS PER SHARE - BASIC ..........................      $   (0.32)      $   (0.43)      $   (0.72)      $   (0.87)
                                                           =========       =========       =========       =========
NET LOSS PER SHARE - DILUTED ........................      $   (0.32)      $   (0.43)      $   (0.72)      $   (0.87)
                                                           =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - BASIC ........        398,017         400,787         396,432         397,645
                                                           =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED ......        398,017         400,787         396,432         397,645
                                                           =========       =========       =========       =========

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VERITAS Software Q4'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                      JUNE 30,       DECEMBER 31,
                                                                        2001            2000
                                                                     -----------     ----------
                                                                     (UNAUDITED)
                                     ASSETS

Current assets:
  Cash and short-term investments .............................      $1,208,328      $1,119,449
  Accounts receivable, net ....................................         189,544         186,863
  Deferred income taxes .......................................          38,017          38,017
  Other current assets ........................................          40,358          38,303
                                                                     ----------      ----------
     TOTAL CURRENT ASSETS .....................................       1,476,247       1,382,632
Long-term investments .........................................         281,379         136,111
Property and equipment ........................................         217,853         168,389
Goodwill and other intangibles ................................       1,844,109       2,285,320
Other non-current assets ......................................         114,401         110,382
                                                                     ----------      ----------
     TOTAL ASSETS .............................................      $3,933,989      $4,082,834
                                                                     ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable ............................................      $   40,225      $   45,250
  Accrued compensation and benefits ...........................          72,752          63,838
  Accrued acquisition and restructuring costs .................          17,158          44,123
  Other accrued liabilities ...................................          81,180          69,289
  Income taxes payable ........................................          35,485          34,454
  Deferred revenue ............................................         228,564         201,001
                                                                     ----------      ----------
     TOTAL CURRENT LIABILITIES ................................         475,364         457,955
NON-CURRENT LIABILITIES:

  Convertible subordinated notes ..............................         436,459         429,176
  Deferred and other income taxes .............................         186,288         213,132
                                                                     ----------      ----------
     TOTAL NON-CURRENT LIABILITIES ............................         622,747         642,308
Stockholders' equity ..........................................       2,835,878       2,982,571
                                                                     ----------      ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...............      $3,933,989      $4,082,834
                                                                     ==========      ==========